UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2017
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Item 7.01 Regulation FD Disclosure.

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01. While as noted in Item 8.01 below, IDACORP, Inc. (IDACORP) and Idaho Power Company (Idaho Power) intend to record a $4.3 million pre-tax expense specified in Item 8.01, IDACORP reaffirms its earnings guidance range for 2017 of $4.05 to $4.15 per diluted IDACORP share.

Item 8.01 Other Events.

In connection with Idaho Power's efforts to relicense the Hells Canyon Complex (HCC), Idaho Power's largest hydroelectric complex, as described in more detail in IDACORP and Idaho Power's Annual Report on Form 10-K for the year ended December 31, 2016, in Part II, Item 7 - "Regulatory Matters," as of September 30, 2017, IDACORP and Idaho Power had included in construction work in progress in their condensed consolidated balance sheets relicensing costs of $269 million for the HCC. Costs for the relicensing of Idaho Power's hydroelectric projects are recorded in construction work in progress until new multi-year licenses are issued by the Federal Energy Regulatory Commission, at which time the charges are transferred to electric plant in service. Idaho Power expects to seek recovery of relicensing costs through the ratemaking process.

In December 2016, Idaho Power filed an application with the Idaho Public Utilities Commission (IPUC) requesting a determination that Idaho Power's expenditures of $220.8 million through year-end 2015 on relicensing of the HCC were prudently incurred, and thus eligible for future inclusion in retail rates. On December 8, 2017, Idaho Power filed with the IPUC a settlement stipulation signed by Idaho Power, the IPUC staff and a third party intervenor recognizing that a total of $216.5 million in expenditures were reasonably incurred, and therefore should be eligible for inclusion in customer rates at a later date. The settlement stipulation is subject to review and approval by the IPUC.

As a result of filing the settlement stipulation, IDACORP and Idaho Power expect to record $4.3 million of pre-tax expense in the fourth quarter of 2017 related to expenditures incurred through 2015.
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Cautionary Note Regarding Forward-Looking Statements

In addition to the historical information contained in this report, this report contains (and oral communications made by IDACORP and Idaho Power may contain) statements that relate to future events and expectations, including expectations as to the use of tax credits. Such statements constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "may result," "may continue," or similar expressions, are not statements of historical facts and may be forward-looking. For instance, a statement regarding Idaho Power's expected earnings for 2017 is a forward-looking statement. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include those factors set forth in this report, IDACORP's and Idaho Power's Annual Report on Form 10-K for the year ended December 31, 2016, particularly Part I, Item 1A - “Risk Factors” and Part II, Item 7 - “Management’s Discussion and Analysis of Financial Condition and Results of Operations" of that report, subsequent reports filed by IDACORP and Idaho Power with the Securities and Exchange Commission, and the following important factors: (a) the effect of regulatory decisions by the Idaho Public Utilities Commission, the Oregon Public Utility Commission, the Federal Energy Regulatory Commission, and other regulators that impact Idaho Power’s ability to recover costs and earn a return, including the impact of settlement stipulations; (b) the expense and risks associated with capital expenditures for infrastructure, and the timing and availability of cost recovery for such expenditures; (c) changes in and compliance with state and federal laws, policies, and regulations, including new interpretations by federal and state regulatory and oversight bodies; (d) changes in tax laws or new interpretations of tax laws, and the availability, use, and regulatory treatment of tax credits; (e) the inability to obtain or cost of obtaining governmental permits, approvals and licenses for transmission and generation projects and hydroelectric facilities; (f) the cost and outcome of regulatory proceedings, and the ability to recover those costs through rates; and (g) new accounting or Securities and Exchange Commission requirements, or new interpretations or application of existing requirements. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  December 8, 2017
IDACORP, INC.
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer

IDAHO POWER COMPANY
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer